UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 20, 2021

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
London Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. (the “Company”) was held on May 20, 2021. Represented at the meeting were 461,810,532 shares, or 90.64%, of the Company’s 509,481,765 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

    1.    The Company’s stockholders elected the thirteen (13) director nominees named below to a one-year term expiring at the 2022 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Director Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Anthony K. Anderson	424,277,716	8,826,073	346,351	28,360,392
Oscar Fanjul	417,416,861	15,688,705	344,574	28,360,392
Daniel S. Glaser	429,460,680	3,772,532	216,928	28,360,392
H. Edward Hanway	417,560,212	15,571,950	317,978	28,360,392
Deborah C. Hopkins	426,526,298	6,671,024	252,818	28,360,392
Tamara Ingram	431,106,921	1,982,449	360,770	28,360,392
Jane H. Lute	430,866,354	2,327,469	256,317	28,360,392
Steven A. Mills	419,707,158	13,477,506	265,476	28,360,392
Bruce P. Nolop	408,688,198	24,344,289	417,653	28,360,392
Marc D. Oken	424,498,932	8,642,403	308,805	28,360,392
Morton O. Schapiro	410,174,798	22,925,138	350,204	28,360,392
Lloyd M. Yates	424,707,928	8,474,913	267,299	28,360,392
R. David Yost	423,410,739	9,701,123	338,278	28,360,392

    2.    The Company’s stockholders approved, by nonbinding vote, the compensation of the Company's named executive officers, as disclosed in the Company’s 2021 Proxy Statement, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
411,633,809	21,033,240	783,091	28,360,392

    3.    The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, with the following vote:
2

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
442,231,159	19,275,751	303,622	N/A

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Corporate Secretary & Chief Compliance Officer

Date:    May 24, 2021

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